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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          ________________________

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  November 22, 2005

                           NEWELL RUBBERMAID INC.
           (Exact name of registrant as specified in its charter)


               Delaware                001-09608          363514169
               --------                ---------          ---------
     (State or Other Jurisdiction  (Commission File    (I.R.S. Employer
          of incorporation)             Number)      Identification No.)


        10 B Glenlake Parkway,
              Suite 600
        Atlanta, Georgia 30328
     ---------------------------
        (Address of principal
          executive offices


      Registrant's telephone number, including area code:  770-407-3800


                               Not Applicable
                      --------------------------------
       (Former name or former address, if changed since last report.)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [    ]    Written communications pursuant to Rule 425 under the
             Securities Act (17 CFR 230.425)
   [    ]    Soliciting material pursuant to Rule 14a-12 under the
             Exchange Act (17 CFR 240.14a-12)
   [    ]    Pre-commencement communications pursuant to Rule 14d-2(b)
             under the Exchange Act (17 CFR 240.14d-2(b))
   [    ]    Pre-commencement communications pursuant to Rule 13e-4(c)
             under the Exchange Act (17 CFR 240.13e-4(c))







   ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On November 22, 2005, Newell Rubbermaid Inc. (the "Company") entered into a Separation Agreement with Joseph Galli, Jr., the Company's former President and CEO, in connection with his resignation on October 16, 2005, a copy of which is attached to this Report as Exhibit 10 and incorporated herein by this reference.

        The material terms of the Severance Agreement are as follows:
   (i) severance payments equal to two times his current annual salary, with payments beginning May 1, 2006 and continuing until October, 2007; (ii) a bonus for 2005 equal to 120.6% of his current annual salary; (iii) continued vesting in previously granted outstanding stock options for three years following his resignation, with exercise permitted during 2008; (iv) continued vesting in previously granted restricted stock awards for two years following his resignation;
   (v) early payment of his accrued SERP benefit (on October 16, 2007) if he complies with the terms of the Severance Agreement through December 31, 2006; (vi) a payment of $775,000 as an additional retirement benefit; (vii) continued coverage under the Company's medical plan at active employee rates for 24 months following resignation; (viii) reimbursement of up to $100,000 in outplacement expenses; and (ix) ownership of his Company car, mobile phone and computer.

        For two years following his resignation, Mr. Galli is prohibited from competing with the Company and from soliciting or hiring certain Company employees. Should he violate the terms of the Separation Agreement, including the confidentiality, noncompete and nonsolicitation provisions, further severance payments cease and all stock options and then unvested restricted stock will be forfeited. The Separation Agreement also contains a release of claims provision.

   ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

   (d)  Exhibits

   10 Separation Agreement dated as of October 16, 2005, and executed November 22, 2005, between Newell Rubbermaid Inc. and Joseph Galli, Jr.







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                                 SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NEWELL RUBBERMAID INC.



                                 By:/s/ Dale L. Matschullat
                                    ----------------------------------
                                    Name:  Dale L. Matschullat
   Date:  November 22, 2005         Title: Vice President - General
                                           Counsel




































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                                EXHIBIT INDEX

   Exhibit No.    Exhibit Description
   ----------     -------------------

      10 Separation Agreement dated as of October 16, 2005, and executed November 22, 2005, between Newell Rubbermaid Inc. and Joseph Galli, Jr.













































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